SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS AND
                      UPDATING SUMMARY PROSPECTUS DATED MAY 3, 2021
                    -------------------------------------------------
                       AMERICAN GENERAL LIFE INSURANCE COMPANY
                             VARIABLE SEPARATE ACCOUNT

                          Polaris Platinum II Variable Annuity
                    -------------------------------------------------

Effective June 1, 2021, the Columbia VP-Small Company Growth Fund ("Fund") is no longer available for investment, including but not limited to, transfers to the Fund from other available investment options or allocations from purchase payments. If you are invested in the Fund as of June 1, 2021, your investment will remain in the Fund until you instruct us to transfer your investment out of the Fund.

Dated:  June 1, 2021

               Please keep this Supplement for future reference.